Exhibit 99.1



                Secured Digital Announces Second Quarter Results

NEW YORK--(BUSINESS WIRE)--Aug. 23, 2004--Secured Digital Applications, Inc. (OTCBB:SDGL - News) www.digitalapps.net today announced that the company had achieved record revenue in the second quarter of 2004 and its eighth consecutive quarter of positive net income. The company reported total revenue of $5.165 million for the three months ended June 30, 2004, an increase of 33% over the comparable period in 2003. Net income for the second quarter was $236,115.

     The Company said that total revenues for the three months ended June 30, 2004 totaled $5,156,325 compared to $3,885,342 for the three months ended June 30, 2003, an increase of $1,270,983 or 33%. Gross profit increased to $588,831 for the three months ended June 30, 2004, compared to $441,289 for the three months ended June 30, 2003, an increase of $147,542 or 33%. The Company recorded net income of $236,115 for the three months ended June 30, 2004, as compared to net income of $223,010 for the three months ended June 30, 2003. Revenues for the six months ended June 30, 2004 totaled $9,633,447 compared to $7,467,395 for the six months ended June 30, 2003, an increase of $2,166,052 or 29%. Gross profit increased to $1,005,253 for the six months ended June 30, 2004, compared to $728,704 for the six months ended June 30, 2003, an increase of $276,549 or 38%. The Company recorded net income of $399,415 for the six months ended June 30, 2004 compared to a net income of $280,230 for the six months ended June 30, 2003.

     "We are pleased to report to our shareholders that the company's growth continued during the second quarter," said Patrick Lim, Chairman and CEO. "We broke the $5million mark for quarterly revenue for the first time. This was due to both the growth of our existing business in developing and producing interactive multimedia content and also to the fact that our newer lines of business in biometric security applications and secured shipping are beginning to contribute to the company's revenue."

               SECURED DIGITAL APPLICATIONS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET

                                  JUNE 30, 2004
                                   (Unaudited)

                                     ASSETS

Current assets:

     Cash                                                                                           $        72,301
     Cash, restricted                                                                                     6,500,000
     Accounts receivable, less allowance for doubtful accounts of $156,000                                3,591,150
     Other accounts receivable                                                                               24,157
     Prepaid expenses and other assets                                                                       31,058
     Inventories                                                                                             97,193
                                                                                                    ---------------
              Total current assets                                                                       10,315,859
Furniture and equipment, net                                                                              1,330,878
Goodwill                                                                                                    471,150
Investment in associate companies                                                                            36,092
Long-term receivables, related parties                                                                      347,742
Debt issuance costs                                                                                          28,853
                                                                                                    ---------------
                                                                                                    $    12,530,574
                                                                                                    ===============
                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:

     Current portion of capital lease obligations                                                   $        63,092
     Current portion of convertible term note                                                               106,596
     Accounts payable                                                                                       912,816
     Accrued expenses                                                                                        56,689
     Amount due to an affiliated company                                                                     43,213
     Amount due to a director                                                                                 9,361
     Income tax provision                                                                                    62,018
     Preferred dividend provision                                                                            55,166
                                                                                                    ---------------
              Total current liabilities                                                                   1,308,951
Capital lease obligations, net of current portion                                                            81,108
Convertible term note, net of current portion                                                               345,504
Deferred gain                                                                                               347,742

                                                                                                    ---------------
              Total liabilities                                                                           2,083,305
                                                                                                    ---------------
Minority interest                                                                                           533,292

Commitments and contingencies

Shareholders' equity:
     Series A convertible preferred stock, $0.10 par value;
       1,000,000 shares authorized; 100,000 shares issued and outstanding                                    10,000
     Series A convertible preferred stock of subsidiary, $0.01 par value;
       6,500,000 shares authorized; 6,500,000 shares issued and outstanding                               6,104,764
     Common stock, $.00001 par value; 350,000,000 shares authorized;
       99,165,531 shares issued                                                                                 911
     Additional paid-in capital                                                                           3,253,876
     Treasury stock, 9,055,000 shares at cost                                                               (44,550)
     Options                                                                                                 14,800
     Warrants                                                                                               492,313
     Preferred stock dividends declared                                                                     (55,166)
     Retained earnings                                                                                       80,460
     Accumulated other comprehensive income                                                                  56,569
                                                                                                    ---------------
              Total shareholders' equity                                                                  9,913,977
                                                                                                    ---------------
                                                                                                    $    12,530,574
                                                                                                    ===============

               SECURED DIGITAL APPLICATIONS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                   (Unaudited)

                                                                   Three months ended              Six months ended
                                                                         June 30                        June 30
                                                                   2004           2003           2004            2003
                                                                -----------    -----------     -----------    -----------
Revenues:

    Related parties                                             $   400,000    $   264,552     $   814,475    $   390,026

    Others                                                        4,756,325      3,620,790       8,818,972      7,077,369
                                                                -----------    -----------     -----------    -----------

                                                                  5,156,325      3,885,342       9,633,447      7,467,395

Cost of revenues                                                  4,567,494      3,444,053       8,628,194      6,738,691
                                                                -----------    -----------     -----------    -----------
Gross profit                                                        588,831        441,289       1,005,253        728,704
                                                                -----------    -----------     -----------    -----------
Operating expenses:

     Sales and marketing                                              3,321          3,050           8,018         15,452
    General and administrative:

       Related parties                                               21,316         15,000          42,632         30,000
       Others                                                       368,576        178,952         683,874        371,203
                                                                -----------    -----------     -----------    -----------
Total operating expenses                                            393,213        197,002         734,524        416,655
                                                                -----------    -----------     -----------    -----------
Income from operations                                              195,618        244,287         270,729        312,049

                                                                -----------    -----------     -----------    -----------
Other income (expense):
    Interest expense                                                 (6,475)        (3,138)        (10,154)        (6,495)

     Gain on disposal of assets, related party                      100,000         14,474         207,258         19,737
     Other income                                                       542             --           5,306             --
     Share of associate companies' losses                            (3,947)            --          (6,579)            --
                                                                -----------    -----------     -----------    -----------
                                                                     90,120         11,336         195,831         13,242

                                                                -----------    -----------     -----------    -----------


Income before income tax and minority interest                      285,738        255,623         466,560        325,291

Income tax                                                          (31,053)            --         (32,895)            --

                                                                -----------    -----------     -----------    -----------
Income before minority interest                                     254,685        255,623         433,665        325,291

Minority interest                                                   (18,570)       (32,613)        (34,250)       (45,061)

                                                                -----------    -----------     -----------    -----------

Net income                                                          236,115        223,010         399,415        280,230

Preferred stock dividend                                            (55,166)            --         (55,166)            --

                                                                -----------    -----------     -----------    -----------

Net income applicable to common shareholders                    $   180,949    $   223,010     $   344,249    $   280,230

                                                                ===========    ===========     ===========    ===========
Net income per common share:



   Basic and diluted                                            $         *    $         *     $         *    $         *
                                                                ===========    ===========     ===========    ===========


Weighted average shares outstanding:


   Basic                                                         94,730,043     97,820,921      96,329,471     98,284,722
                                                                ===========    ===========     ===========    ===========
     Diluted                                                    108,197,779     97,820,921     103,175,012     98,284,722
                                                                ===========    ===========     ===========    ===========

* Less than $.01 per share

               SECURED DIGITAL APPLICATIONS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)




                                                                                             Six Months Ended
                                                                                                 June 30
                                                                                           2004                 2003
                                                                                    -----------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net cash (used in) provided by operating activities                            $        (157,283)    $      384,446
                                                                                    -----------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposal of equipment                                                       11,517                 --
     Purchase of equipment                                                                    (12,088)                --
                                                                                    -----------------     --------------
       Net cash used in investing activities                                                     (571)                --
                                                                                    -----------------     --------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of convertible term note, net                                     470,323                 --
     Payment of expenses in connection with
       subsidiary preferred stock issuance                                                   (296,323)                --
     Proceeds from exercise of stock options                                                       --              2,805
     Payment for reacquisition of shares of common stock                                           --            (52,298)
     Net (payment to) advances from affiliated company                                       (105,111)             6,396
     Net repayment of advances to a director                                                  (47,195)          (177,347)
     Payment of obligation under capital leases                                               (36,458)            (8,922)
                                                                                    -----------------     --------------
           Net cash used in financing activities                                              (14,764)          (229,366)
                                                                                    -----------------     --------------

Net (decrease) increase in cash                                                              (172,618)           155,080

Cash, beginning of period                                                                     244,919             10,077
                                                                                    -----------------     --------------
Cash, end of period                                                                 $          72,301     $      165,157

                                                                                    =================     ==============


Supplemental disclosure of non-cash financing activities:

Preferred stock (Note 6)
   Restricted cash received in exchange for preferred stock
   of subsidiary                                                                    $       6,500,000     $           --
                                                                                    =================     ==============
Issuance of common stock for services rendered by a consultant                      $         133,500     $           --
                                                                                    =================     ==============
Payments on accounts receivable made directly by customers to an
   affiliated company for amounts the Company owed it.                              $              --     $       35,263
                                                                                    =================     ==============

BUSINESS ACQUISITION (Note 3):

Net assets acquired:
   Property, furniture and equipment                                                $          10,728
   Inventories                                                                                 85,885
   Accounts receivable                                                                         87,345
   Cash                                                                                         3,583
   Accounts payable                                                                           (59,076)
   Capital lease obligation                                                                    (8,138)

                                                                                    -----------------
                                                                                              120,327
Less: Minority interests                                                                      (46,192)
         Cash acquired                                                                         (3,583)
                                                                                    -----------------
Net amount payable for acquisition of subsidiary                                    $          70,552
                                                                                    =================

About Secured Digital Applications:


Secured Digital Applications, Inc. (formerly known as Digital Broadband Networks, Inc.) and its subsidiaries are involved in the development, integration and provision of secured shipping and supply chain management service, sale of biometrics security systems and the development of Web based interactive multimedia content. The group is also involved in the sale of the EyStar SmartHome Console, broadband modems and IP cameras. For more information, please visit www.digitalapps.net and www.eystar.com.


Safe Harbor Statement:


Investors should carefully consider the preceding information, as well as other information contained herein before making an investment in the common stock of the Company. Information contained herein contains forward-looking statements and information that are based upon beliefs of, and information currently available to management, as well as estimates and assumptions made by management. Forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "expects", "is expected", "intends", "may", "will", "should", "anticipates", "plans" or the negative thereof. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to vary materially from historical results or from any future results expressed or implied in such forward-looking statements. Secured Digital Applications, Inc. does not undertake to update, revise or correct any forward-looking statements.


L.G. Zangani, LLC provides financial public relations service to the Company, As such L.G. Zangani, LLC and/or its officers, agents and employees, receives remuneration for public relations and or other services in the form of moneys, capital stock in the Company, warrants or options to purchase capital in the Company.





Contact:

Valerie Looi
Secured Digital Applications, Inc.
Phone: 011 (603) 7955 4582
e-mail: valerie.looi@digitalapps.net


Leonardo Zangani
L.G. Zangani LLC
Phone: (908) 7889660
e-mail: leonardo@zangani.com